UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 3, 2011 (April 26, 2011)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Index to Exhibits on Page 4

Item 2.02 - Results of Operations and Financial Condition

On April 28, 2011, Peoples held its 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”). During the 2011 Annual Meeting, Peoples' 2010 results of operations and financial performance were reviewed. A copy of the PowerPoint slide presentation that Peoples used at the 2011 Annual Meeting is included with this Current Report as Exhibit 99.1 and incorporated herein by reference solely for purposes of this Item 2.02 disclosure. Peoples has posted the PowerPoint slide presentation on its website at www.peoplesbancorp.com under the “Investor Relations” section.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.07 - Submission of Matters to a Vote of Security Holders

On April 28, 2011, Peoples held its 2011 Annual Meeting in the Ball Room at the Holiday Inn in Marietta, Ohio, with 8,724,683.460 (82.63%) of the 10,559,305 common shares outstanding on the February 25, 2011 record date and entitled to vote at the Annual Meeting represented in person or by proxy.
Three Directors of Peoples were re-elected to serve terms of three years each (expiring in 2014): Wilford D. Dimit, Brenda F. Jones, M.D. and Theodore P. Sauber. Other Directors of Peoples who continue to serve after the Annual Meeting include Carl L. Baker, Jr., George W. Broughton, Richard Ferguson (Chairman of the Board), David L. Mead, Charles W. Sulerzyski, Paul T. Theisen and Thomas J. Wolf. The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Wilford D. Dimit	6,995,916.743	292,809.717	not applicable	1,475,957
Brenda F. Jones, M.D.	6,922,893.602	325,832.858	not applicable	1,475,957
Theodore P. Sauber	6,868,779.336	379,947.124	not applicable	1,475,957

Also at the 2011 Annual Meeting, Peoples' shareholders approved, in a non-binding advisory vote, the compensation of Peoples' executive officers as disclosed in Peoples' proxy statement for the Annual Meeting and ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2011. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	6,926,772.518	241,945.812	80,008.130	1,475,957

Ratification of the appointment of independent registered public accounting firm	8,641,795.612	65,480.468	17,407.380	not applicable

Item 7.01 - Regulation FD Disclosure

On April 26, 2011, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Saving Time, to discuss results of operations for the quarterly period ended March 31, 2011. A replay of the conference call audio will be available on Peoples' website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 8.01 - Other Events

Modification of Month During Each Calendar Quarter in Which Decision to be Made as to Declaration of Cash Dividend in respect of Common Shares

On May 3, 2011, Peoples issued a news release announcing that on April 28, 2011, in its regular meeting, the Board of Directors of Peoples determined that, effective with the quarterly period ending June 30, 2011, the decision as to whether a cash dividend should be declared in respect of Peoples' common shares would be made in the first month of each calendar quarter. Previously, the Board of Directors of Peoples had declared a cash dividend in respect of Peoples' common shares, when appropriate, in the third month of each calendar quarter. A copy of the May 3, 2011 news release is included as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 -- Financial Statements and Exhibits

(a) - (c)
Not applicable

(d) Exhibits
See Index to Exhibits on Page 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: May 3, 2011	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	PowerPoint slide presentation used by Peoples Bancorp Inc. at the 2010 Annual Meeting of Shareholders held on April 28, 2011.
99.2	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 26, 2011 to discuss results of operations for the quarterly period ended March 31, 2011.
99.3	News Release issued by Peoples Bancorp Inc. on May 3, 2011